BlackRock Equity Dividend Fund

Supplement dated February 1, 2008 to the
Statement of Additional Information dated November 28, 2007

Effective immediately, the following change will be made to the Statement of Additional Information of BlackRock Equity Dividend Fund (the “Fund”).

The section captioned “Management and Advisory Arrangements — Fund Ownership” appearing on page I-15 of the Fund’s Statement of Additional Information is to be deleted in its entirety and replaced with the following:

Fund Ownership

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of July 31, 2007.

Portfolio Manager	Dollar Range

Robert Shearer	$10,000 to $50,000

Code 10560-1107SUP